SUB-ITEM 77I: Exhibit
                                 SELIGMAN GROWTH FUND, INC.



Incorporated by reference to the Supplement to the Registrant's Prospectus, filed on Form 497 on May 18, 2007 (SEC Accession No. 0001169232-07-002431).